UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2005

FIRST HORIZON PHARMACEUTICAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6195 Shiloh Road Alpharetta, Georgia 30005
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 27, 2005, First Horizon Pharmaceutical Corporation (the “Company”) issued a press release announcing that its Board of Directors adopted a share repurchase program, authorizing the purchase of up to $20 million of the Company’s common stock over the next twelve months (the “Repurchase Program”) effective as of August 3, 2005. The Company may conduct its purchases in the open market or in privately negotiated transactions. The Repurchase Program does not require the Company to acquire any specific number of shares and may be terminated at any time.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description
99.1	Press release dated July 27, 2005 regarding the Company’s share repurchase program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Registrant)

	By:	/s/ Darrell Borne
	Name:	Darrell Borne
	Title:	Chief Financial Officer

Date: July 28, 2005

Exhibits

Exhibit No.	Description

99.1	Press Release dated July 27, 2005